Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   5.05%
December, 1999   4.68%
November, 1999   5.67%
October, 1999   4.78%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.42%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,671,007,362.88